November 2024 Investor Presentation

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 14, 2024 (the “2023 Annual Report on Form 10-K”). Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2023 Annual Report on Form 10-K. These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. Except as required by applicable law, we are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (3) the ability of Altus Power to successfully integrate into its business and recognize the anticipated benefits of recently completed business combinations and related transactions and generate profit from their operations; (4) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation, except where there is no comparable GAAP financial measure. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings presentation for the third quarter ended September 30, 2024, which was held on November 12, 2024, is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the November 12, 2024, earnings call, a replay of which is available on Altus Power’s website at www.altuspower.com, under Investors. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

Clean Electrification is Happening Now, and We Are At The Center 3 Grid Pressure An antiquated utility grid is struggling to keep up with rising power demand as a result of the “electrification of everything”; we provide a solution by generating clean power directly where that power is consumed Altus Power Altus Power stands as a national market leader in Commercial-Scale solar, leading the local generation and transmission of clean, solar energy to enterprises and households Load Growth Datacenters, AI and electrification across the grid continue to drive outsized demand for clean energy globally

Powerful Unit Economics: The Advantages of Commercial-Scale Solar for all Participants

ALTUSPOWER RENEWABLE ENERGY

	Utility Scale Solar	Commercial Scale Solar	Residential Scale Solar
Price of Power[1] Dollars per kWh	↓ Lower Price	Closer to Residential	↑ Higher Price
Cost to Build[2] Dollars per watt	↓ Lower Cost	Closer to Utility	↑ Higher Cost
ROI[3] Return on Investment	~ Lower ROI per dollars invested	~ Highest ROI per dollars invested	~ Lower ROI per dollars invested
Value Proposition for our Customers		**Discounted Clean Power**	

[1] Price of power – Recent wholesale prices vs. commercial & residential Utility Rates
[2] Cost to Build – WoodMac Solar Market Insight
[3] Return on Investment – Implied combination of both

4

5 Portfolio as of September 30, 2024 NEW BUILD OPPORTUNITY1 Between 3,500-3,700 MWs Per Year CONSOLIDATION OPPORTUNITY 25,000 MW Currently Installed LOW PENETRATION RATE Less than 5% of commercial buildings across United States have solar on the roof2 1 Forecast from Wood Mackenzie, March 2024 US Solar Market Insight 2 Wood Mackenzie, “Revealing the true commercial solar addressable market,” July 2020 TOTAL ADDRESSABLE MARKET FOR COMMERCIAL SCALE SOLAR Anticipated portfolio market share EOY 2026 4.0% Largest portfolio market share September 30, 2024 Altus Power is at the Forefront of a Growing Market

What Is Commercial-Scale Solar COMMERCIAL-SCALE SOLAR generates and provides clean power to our customers where that energy is being consumed, via roof mounted, parking canopy, or ground mounted systems between 1-20 MW in size Local generation for enterprise customers, (e.g., commercial and industrial (C&I) off-takers, municipalities, schools, and hospitals) and individual residents through Community Solar; with solar adjacent capabilities of battery storage and EV charging tied directly to generation systems.

What Is Community Solar COMMUNITY SOLAR allows Altus Power to provide locally generated clean power through its local Commercial-Scale roof mounted, parking canopy, or ground mounted systems to residential off-takers at a discount to their prevailing retail prices Discount to fully loaded prevailing retail price, including supply, transmission and delivery fees.

Expertise through Vertical Integration Remediation / Repowering Early-Stage Development Engineering Construction Late-Stage Development Operational Asset Long-Term Ownership The vertical integration of the company includes domain expertise at all steps of a project’s journey, from initial development to construction and long-term ownership; our expertise allows us to onboard a Solar asset at any stage in its lifecycle.

Executing the model at Scale: > 1 GW and Growing….. 9 1As of September 30, 2024 2Enterprise Off-takers includes, but not limited to: Commercial and Industrial (C&I), Municipalities, Universities, Hospitals and other corporations State MWs % New York 205 20% New Jersey 185 18% Massachusetts 150 15% California 120 12% North Carolina 67 7% Minnesota 60 6% South Carolina 42 4% Hawaii 34 3% Maine 33 3% All other 117 12% Total1 1,013 100% Enterprise Off-takers2 Enterprise & Community Solar Off-takers

$29.1 $37.0 Q3'23 Q3'24 Adjusted EBITDA1 ($MM) Third Quarter Earnings Summary 10 $45.1 $58.7 Q3'23 Q3'24 Operating Revenues ($MM) GAAP Net Income* Q3’24 $8.6 million Q3’23 $6.8 million *GAAP Net Income figures include non-cash gain from remeasurement of alignment shares of $3.5M and $10.2M for 3Q23 and 3Q24, respectively. 1Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. Generation (MWh) 239,000 333,000 Q3'23 Q3'24

Financial Capabilities 11 1 Tax equity available for new-build projects 2 Cash, cash equivalents and restricted cash as of September 30, 2024 $111mm Cash Balance2 $98mm of Available Capacity on Blackstone Construction Facility $165mm of Available Capacity on Corporate Revolver (for Working Capital) Expected Significant Cash Generation from Operational Assets Long Term Debt 55 – 75% of Asset Cost Tax Equity Proceeds1 0 – 40% of Asset Cost Cash 0-10% of Asset Cost Sources of Financing

Portfolio Statistics as of September 30, 2024 12 Fixed 28% Fixed with Escalator 18% Variable 54% Breakdown of Contract Type (MWs)1 86 137 139 94 137 262 239 142 210 364 333 1Q 2Q 3Q 4Q Kilowatt-Hours (in millions) 2022 2023 2024 1 Percentages shown are approximations 362 369 377 470 678 698 721 896 981 990 1013 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q 2024 Cumulative MWs

Our Three-Year Vision 13 $0 $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 2023 2026 Megawatt Growth Fueling Expansion of Revenue and Adjusted EBITDA1 146 MW $37M $22M 240 MW $45M $26M 362 MW $72M $41M 470 MW $101M $59M $93M $155M $160-180M EXPECTED ADJUSTED EBITDA $270-305M EXPECTED REVENUE 1.5 – 2.0 EXPECTED GW We Expect to Grow Megawatts at a 20-30% CAGR2 Over the Next 3 Years 896 MW M M M M M M M M 3 1 Adjusted EBITDA is non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation of the most directly comparable GAAP measures. 2 Compound annual growth rate from 2023-2026. 3 This is our growth plan. These figures are only estimates and are based on a number of assumptions by Altus Power’s management that may or may not be realized. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management’s current expectations, subject to risks and uncertainties. These statements involve risks and uncertainties and are based upon various assumptions. Such as risks and uncertainties include, but are not limited to, the risks as described in the “Risk Factors” in our 2023 Annual Report on Form 10-K these risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results.

Appendix 14

15 3Q 2024 Financials 3Q 2024 Operating Revenues $58.7 Million 3Q 2024 Adjusted EBITDA1 $37.0 Million 3Q 2024 Adjusted EBITDA Margin1 63 Percent 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see the Appendix for a reconciliation to the most directly comparable GAAP measures. 3Q 2024 Net Income $8.6 Million

16 Non-GAAP Reconciliation 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 (in thousands) (in thousands) Reconciliation of Net income to Adjusted EBITDA: Net income $ 8,609 $ 6,776 $ 45,813 $ 13,991 Income tax (benefit) expense (5,100) (1,940) (21,243) 77 Interest expense, net 21,783 9,180 55,841 30,150 Depreciation, amortization and accretion expense 17,151 13,719 50,447 38,054 Stock-based compensation expense 4,662 4,176 4,739 11,304 Acquisition and entity formation costs 765 268 2,281 3,128 (Gain) loss on fair value remeasurement of contingent consideration, net (900) 50 (2,379) 150 (Gain) loss on disposal of property, plant and equipment — — (88) 649 Change in fair value of Alignment Shares liability (10,214) (3,508) (48,172) (23,331) Other expense (income), net 210 339 (1,608) 1,569 CEO transition costs — — 2,203 — Adjusted EBITDA $ 36,966 $ 29,060 $ 87,834 $ 75,741 Adjusted EBITDA Margin1 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 36,966 $ 29,060 $ 87,834 $ 75,741 Operating revenues, net 58,681 45,079 151,800 120,970 Adjusted EBITDA margin 63% 64% 58% 63%

17 Balance Sheets Condensed Consolidated Balance Sheets (In thousands, except share and per share data) As of September 30, 2024 As of December 31, 2023 Assets Current assets: Cash and cash equivalents $ 96,899 $ 160,817 Current portion of restricted cash 1,334 45,358 Accounts receivable, net 34,326 17,100 Other current assets 6,211 5,522 Total current assets 138,770 228,797 Restricted cash, noncurrent portion 13,094 12,752 Property, plant and equipment, net 1,835,399 1,619,047 Intangible assets, net 49,169 47,588 Operating lease asset 183,677 173,804 Derivative assets — 530 Deferred tax assets, net 12,303 — Other assets 7,663 7,831 Total assets $ 2,240,075 $ 2,090,349 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 8,914 $ 7,338 Construction payable 11,356 14,108 Interest payable 13,885 8,685 Purchase price payable, current 11,379 9,514 Due to related parties 90 51 Current portion of long-term debt, net 143,449 39,611 Operating lease liability, current 5,478 6,861 Contract liability, current 2,078 2,940 Other current liabilities 34,179 17,402 Total current liabilities 230,808 106,510 Alignment Shares liability 12,320 60,502 Long-term debt, net of unamortized debt issuance costs and current portion 1,177,991 1,163,307 Intangible liabilities, net 17,088 18,945 Asset retirement obligations 19,577 17,014 Operating lease liability, noncurrent 189,604 180,701 Contract liability, noncurrent 5,978 5,620 Deferred tax liabilities, net — 9,831 Other long-term liabilities 2,869 2,908 Total liabilities $ 1,656,235 $ 1,565,338 Commitments and contingent liabilities (Note 11) Redeemable noncontrolling interests 21,817 26,044 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of September 30, 2024, and December 31, 2023; 159,989,890 and 158,999,886 shares issued and outstanding as of September 30, 2024, and December 31, 2023, respectively 16 16 Additional paid-in capital 491,264 485,063 Retained earnings (accumulated deficit) 7,518 (55,274) Accumulated other comprehensive income 16,012 17,273 Total stockholders' equity $ 514,810 $ 447,078 Noncontrolling interests 47,213 51,889 Total equity $ 562,023 $ 498,967 Total liabilities, redeemable noncontrolling interests, and equity $ 2,240,075 $ 2,090,349

18 Statements of Operations Condensed Consolidated Statements of Operations (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Operating revenues, net $ 58,681 $ 45,079 $ 151,800 $ 120,970 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 11,891 7,825 34,083 21,382 General and administrative 9,824 8,194 32,086 23,847 Depreciation, amortization and accretion expense 17,151 13,719 50,447 38,054 Acquisition and entity formation costs 765 268 2,281 3,128 (Gain) loss on fair value remeasurement of contingent consideration, net (900) 50 (2,379) 150 (Gain) loss on disposal of property, plant and equipment — — (88) 649 Stock-based compensation expense 4,662 4,176 4,739 11,304 Total operating expenses $ 43,393 $ 34,232 $ 121,169 $ 98,514 Operating income 15,288 10,847 30,631 22,456 Other (income) expense Change in fair value of Alignment Shares liability (10,214) (3,508) (48,172) (23,331) Other expense (income), net 210 339 (1,608) 1,569 Interest expense, net 21,783 9,180 55,841 30,150 Total other expense, net $ 11,779 $ 6,011 $ 6,061 $ 8,388 Income before income taxes $ 3,509 $ 4,836 $ 24,570 $ 14,068 Income tax benefit (expense) 5,100 1,940 21,243 (77) Net income $ 8,609 $ 6,776 $ 45,813 $ 13,991 Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests (9,029) 1,446 (16,979) (3,781) Net income attributable to Altus Power, Inc. $ 17,638 $ 5,330 $ 62,792 $ 17,772 Net income per share attributable to common stockholders Basic $ 0.11 $ 0.03 $ 0.39 $ 0.11 Diluted $ 0.11 $ 0.03 $ 0.38 $ 0.11 Weighted average shares used to compute net income per share attributable to common stockholders Basic 159,990,880 158,719,684 159,641,018 158,687,373 Diluted 164,393,794 160,198,154 165,720,558 160,965,682

Non-GAAP Definitions 19 We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense or benefit, acquisition and entity formation costs, stock-based compensation expense or benefit, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, gain or loss on disposal of property, plant and equipment, change in fair value of Alignment Shares liability, loss on extinguishment of debt, CEO transition costs, and other miscellaneous items of other income and expenses. We define adjusted EBITDA margin as adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-U.S. GAAP financial measures that we use to measure our performance. We believe that investors and analysts also use adjusted EBITDA and adjusted EBITDA margin in evaluating our operating performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA and adjusted EBITDA margin as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-U.S. GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. Factors in this determination include the exclusion of (1) variability due to gains or losses related to fair value remeasurement of contingent consideration and the change in fair value of Alignment Shares liability, (2) strategic decisions to acquire businesses, dispose of property, plant and equipment or extinguish debt, and (3) the non-recurring nature of stock-based compensation, CEO transition costs, and other miscellaneous items of income and expense, which affect results in a given period or periods. In addition, adjusted EBITDA represents the business performance of the Company before the application of statutory income tax rates and tax adjustments corresponding to the various jurisdictions in which the Company operates, as well as interest expense and depreciation, amortization and accretion expense, which are not representative of our ongoing operating performance. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. In addition to adjusted EBITDA, we may also refer to annual recurring revenues, or ARR, which is a non-GAAP measure. ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. The elements of our financial statements that are considered or evaluated in determining our ARR are the following: the estimated megawatt hours of generation assuming all new build and operating assets added any time during the year were in place for the full year and the estimated power prices for such assets based on historical power prices. We believe this metric can be helpful to assess our portfolio asset base in operation at the beginning of an annual period, e.g., if we were to receive the benefit of assets added for a full year even if they were added during a partial year. This figure is only an estimate and is based on a number of assumptions by Altus Power's management that may or may not be realized. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of Alignment Shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.

Adjusted EBITDA Definitions 20 Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps. Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to acquire PPA and NMCA customers, value ascribed to in-place leases, and favorable and unfavorable rate revenues contracts. Value ascribed to in-place leases is amortized using the straight-line method ratably over the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax Expense and Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on an annual basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Incentive Plan, as defined in Note 14, "Stock-Based Compensation," to our condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2024. Fair Value Remeasurement of Contingent Consideration. In connection with various acquisitions, contingent consideration may be payable upon achieving certain conditions. The Company estimates the fair value of contingent consideration using a Monte Carlo simulation model or an expected cash flow approach. Significant assumptions used in the measurement of fair value of contingent consideration associated with various acquisitions include market power rates, estimated volumes of power generation of acquired solar energy facilities, percentage of completion of in-development solar energy facilities, and the risk-adjusted discount rate associated with the business. Gain or Loss on Disposal of Property, Plant and Equipment. In connection with the disposal of assets, the Company recognizes a gain or loss on disposal of property, plant and equipment, which represents the difference between the consideration received and the carrying value of the disposed asset. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of September 30, 2024, and the resulting gain was included in the condensed consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Other Income and Expense, Net. Other income and expenses primarily represent interest income, and other miscellaneous items. CEO Transition Costs. CEO transition costs represent costs recognized in connection with the resignation of Lars Norell as Co-Chief Executive Officer and director of the Company on April 28, 2024.

contact info W: altuspower.com E: ir@altuspower.com